Exhibit 99.2

First Western Financial, Inc. The First, Western-Based Private Trust Bank Fourth Quarter 2018 Financial Results

Safe Harbor 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western Financial, Inc.’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. All subsequent written and oral forward-looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. Forward-looking statements speak only as of the date of this presentation. First Western undertakes no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise (except as required by law). Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and the sources from which it has been obtained are reliable; however, the Company cannot guaranty the accuracy of such information and has not independently verified such information. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding.

Overview of Q418 Further Improvement in Efficiencies Continued Ramp Up in Earnings Strong Balance Sheet Growth .. Increased gross loans at a 17.1% annualized rate from prior quarter .. Increased deposits at a 26.9% annualized rate from prior quarter .. Produced stable net interest margin .. Continued strong credit quality Key Operating Trends .. Reduced non-interest expense 4.3% from prior quarter .. Improved efficiency ratio(1) to 80.6% from 83.0% in prior quarter 3(1) See Non-GAAP reconciliation .. Earned net income available to common shareholders of $1.7 million, or $0.22 per diluted share .. Increased EPS 15.8% from prior quarter

$(0.09) $0.11 $0.08 $0.19 $0.22 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Net Income Available to Common Shareholders and Earnings per Share 4 Net Income (loss) Available to Common Shareholders .. Continued execution on embedded growth drivers produced strong improvement in profitability .. Net income available to common shareholders increased 20.2% from prior quarter .. Earnings per share increased 15.8% from prior quarter Earnings (loss) per Share (in thousands) ($515) $625 $486 $1,434 $1,724 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018

$808 $831 $862 $880 $893 $875 $908 4Q17 1Q18 2Q18 3Q18 4Q18 3Q18 4Q18 HFI HFSAverage Period End Loan Portfolio 5 Loan Portfolio Composition(1) .. Annualized growth of 17.1% in gross loans from Q3 2018 .. Total new loan production of $102 million vs $32 million in Q3 2018 .. Well diversified growth with increases in residential mortgage, C&I and CRE portfolios .. Elevated payoffs continue to present headwind (in thousands, as of quarter-end) Total Loans (in millions) (1) Excludes deferred costs, net 4Q 2017 3Q 2018 4Q 2018 Cash, Securities and Other $131,756 $132,920 $114,165 Construction and Development 24,914 37,423 31,897 1 - 4 Family Residential 282,014 327,674 350,852 Non-Owner Occupied CRE 176,987 165,670 173,741 Owner Occupied CRE 92,742 94,698 108,480 Commercial and Industrial 104,284 97,772 113,660 Gross Loans $812,697 $856,157 $892,795 Mortgage loans held for sale 22,940 19,238 14,832 Total Loans $835,637 $875,395 $907,627

$801 $810 $838 $862 $880 $879 $938 4Q17 1Q18 2Q18 3Q18 4Q18 3Q18 4Q18 Average Period End Total Deposits 6 Deposit Portfolio Composition .. Total deposits increased $59.1 million from Q3 2018, annualized growth of 26.9% .. Strongest growth in money market deposit accounts .. Inflows of trust deposits driving growth 4Q 2017 3Q 2018 4Q 2018 Money market deposit accounts $331,039 $444,580 $489,506 Time deposits 210,292 148,425 178,743 NOW 74,300 64,777 64,853 Savings accounts 1,801 1,457 1,800 Noninterest-bearing Accounts 198,685 219,400 202,856 Total Deposits $816,117 $878,639 $937,758 (in thousands, as of quarter-end) Total Deposits (in millions)

Trust and Investment Management .. Total assets under management decreased $391.0 million from Q3 2018 .. Decrease largely related to decline in equity market (S&P down 16.7% in Q4 2018) .. First Western Fixed Income Fund receives 5-star Morningstar rating .. Net client inflows of $12.8 million during the quarter .. New accounts contributed $158.0 million in new assets in Q4 2018 $5,374 $5,358 $5,416 $5,626 $5,235 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Investment Agency Managed Trust 401(k)/Retirement Directed Trust Custody (in millions, as of quarter-end) 7

Non-interest Income $6.4 MillionNet Interest Income $7.9 Million 55.4% 44.6% Gross Revenue 8(1) See Non-GAAP reconciliation Q4 2018 Gross Revenue(1) .. Gross revenue stable with prior quarter .. Balance sheet growth drove an 8.7% NII improvement year over year .. Growth in wealth management segment offset by other segment declines .. Gross revenue impacted by decline in residential mortgage production Gross Revenue(1) ($millions) $15.7 $14.7 $14.5 $14.4 $14.3 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Wealth Management Capital Management Mortgage

Net Interest Income & Net Interest Margin 9 Net Interest Income .. Net interest income increased 1.4%, primarily due to higher average loan balances .. Net interest margin remains stable at 3.29% .. Increase in loan yields largely offsetting increase in deposit costs .. Inflows of high beta trust deposits impacting deposit costs Net Interest Margin 3.30% 3.25% 3.29% 3.29% 3.29% Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 $7,270 $7,360 $7,577 $7,788 $7,899 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 (in thousands)

Non-Interest Income 10 Total Non-Interest Income .. Total non-interest income decreased by 4.3% due to lower gains on mortgage loans sold .. Trust and investment management fees were flat in spite of market headwinds Trust & Investment Management Fees $8,429 $7,292 $6,892 $6,638 $6,351 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Trust and Investment Management Fees Net Gain on Mortgage Loans Sold Bank Fees Risk Management and Insurance Fees Income on Company-Owned Life Insurance Net Gain on Sale of Securities Other (in thousands)(in thousands) $5,057 $4,954 $4,689 $4,770 $4,752 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018

Non-Interest Expense and Efficiency Ratio 11 Total Non-Interest Expense .. Total non-interest expense declined 4.3%, primarily due to a decrease in accrued incentive compensation .. Efficiency ratio(1) of 80.6%, an improvement from 83.0% in Q3 2018, and 86.5% in Q4 2017 Operating Efficiency Ratio(1) 86.5% 89.1% 88.8% 83.0% 80.6% Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 $13,810 $13,286 $13,084 $12,176 $11,649 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 (in thousands) (1) See Non-GAAP reconciliation

Asset Quality 12 Non-Performing Assets/Total Assets .. Total NPAs stable quarter over quarter .. Our loss experience continues to be extremely low .. Q4 earnings includes a growth related provision of $0.3 million Net Charge-Offs/Average Loans 0.0% 0.0% 0.0% 0.0% 0.0% Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 0.50% 0.41% 0.35% 1.81% 1.82% Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018

Progress Report on Earnings Drivers 13 Earnings Driver 4Q18 Update Lower capital costs • First quarter with no preferred stock dividend payment Increased loan growth • Total gross loans up 17.1% annualized in 4Q18 Higher fee income • Slowdown in mortgage market driving lower gain on loan sales Improved operating leverage • 2018 expense reductions eliminated redundancies • Lower expense driving improved efficiency ratio Some profit centers gaining scale FY 2018 total revenue increases for some profit centers • Aspen: +53% • Denver: +42% • Scottsdale: +41% • Cherry Creek: +24% • Jackson Hole: +20%

Outlook 14 .. Revenue growth driven by continued traction from investments in business development platform  Full executive team in place for 2019  Business Development Officers becoming more seasoned and productive  Mortgage Loan Originators moving into existing offices .. Expansion of our mortgage team in the Arizona market .. Continued improvement in operating efficiencies .. Adding new client relationships and expanding existing with ConnectView® .. Opportunities to add clients and experienced talent resulting from consolidation in Colorado banking market

Appendix

16 Non-GAAP Reconciliation Consolidated Efficiency Ratio For the Three Months Ended, (Dollars in thousands) December 31, 2017 March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018 Non-interest expense $13,810 $13,286 $13,084 $12,176 $11,649 Less: Amortization 230 230 230 208 163 Adjusted non-interest expense $13,580 $13,056 $12,854 $11,968 $11,486 Net interest income $7,270 $7,360 $7,577 $7,788 $7,899 Non-interest income 8,429 7,292 6,892 6,638 6,351 Total Income $15,699 $14,652 $14,469 $14,426 $14,250 Efficiency ratio 86.5% 89.1% 88.8% 83.0% 80.6%

17 Non-GAAP Reconciliation Wealth Management Gross Revenue For the Three Months Ended, (Dollars in thousands) December 31, 2017 March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018 Total income before non-interest expense $13,402 $12,711 $12,257 $12,383 $12,289 Less: Net gain (loss) on sale of securities (45) ---- Plus: Provision (Recovery of) for credit loss (4) (187) - 18 349 Gross Revenue $13,443 $12,524 $12,257 $12,401 $12,638 Capital Management Gross Revenue For the Three Months Ended, (Dollars in thousands) December 31, 2017 March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018 Total income before non-interest expense $1,035 $861 $845 $850 $794 Less: Net gain (loss) on sale of securities ----- Plus: Provision (Recovery of) for credit loss ----- Gross Revenue $1,035 $861 $845 $850 $794 Mortgage Gross Revenue For the Three Months Ended, (Dollars in thousands) December 31, 2017 March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018 Total income before non-interest expense $1,266 $1,267 $1,367 $1,175 $818 Less: Net gain (loss) on sale of securities ----- Plus: Provision (Recovery of) for credit loss ----- Gross Revenue $1,266 $1,267 $1,367 $1,175 $818 Consolidated Gross Revenue For the Three Months Ended, (Dollars in thousands) December 31, 2017 March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018 Total income before non-interest expense $15,703 $14,839 $14,469 $14,408 $13,901 Less: Net gain (loss) on sale of securities (45) ---- Plus: Provision (Recovery of) for credit loss (4) (187) - 18 349 Gross Revenue $15,744 $14,652 $14,469 $14,426 $14,250